UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Christopher & Banks Corporation et al.	Case No. 21-10269 (ABA)
Reporting Period: January 14, 2021 through January 30, 2021

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of the month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document attached	Explanation attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X	In addition to two primary operating accounts for which statements are attached`, debtors maintain 70 depository accounts for their stores. Evidence of the Debtors remaining accounts is available upon request.
Cash disbursement journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			No taxes, other than payroll and sales tax were due during the subject period
Copies of tax returns filed during reporting period			No taxes, other than payroll and sales tax were due during the subject period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I	declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

3/3/21
Signature of joint Debtor	Date

Signature of Authorised Individual*	Date

Kara Johnson	SVP CFO
Printed Name of Authorised Individual	Title of Authorised Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is limited liability company.

MOR

(04/07)

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Notes to Monthly Operating Report

General

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Christopher & Banks Inc.	21-10268
Christopher & Banks Corporation	21-10269 (ABA)
Christopher & Banks Company	21-10270

General Notes:

The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements in the Debtors' Chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”). This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results on a consolidated basis for the Debtors.

The financial information has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts, adjustments for impairment of long-lived assets and certain other asset and liability accounts.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases.

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Total Receipts & Disbursements by or on Behalf of Each Debtor Entity (unaudited, in thousands)

For period from January 14, 2020 to January 30, 20201

Debtor Entity	Case Number	Receipts	Disbursements[2]
Christopher & Banks Inc.	21-10268	$2,184	$(7,320)
Christopher & Banks Corporation	21-10269 (ABA)	$-	$(1,279)
Christopher & Banks Company	21-10270	$31,684	$(20,808)
Total		$33,868	$(29,407)

[1]	The Debtors fiscal calendar differs from the calendar year, but due to lack of bank activity during weekends, fiscal January is equivalent to calendar January.
[2]	Variance in total disbursements from the March 1st, 2021 cash flow budget is attributed to assumptions around check float in the budget.

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Schedule of Cash Receipts and Disbursements (unaudited, in thousands)

For period from January 14, 2020 to January 30, 2020

Cash Flow Summary	Current Month

Total Cash Receipts	33,868
Disbursements
Operating Disbursements	(9,398)
Professional Fees	(542)
Debt Repayment	(19,467)
Total Cash Disbursements	(29,407)

Net Cash Flow	4,461

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Cash Disbursements Journal (unaudited, in thousands)

For period from January 14, 2020 to January 30, 2020

Date	Debtor	Account #	Amount	Type
1/15/2021	Christopher & Banks Corporation	******7918	155,691.40	Wire
1/15/2021	Christopher & Banks Inc.	******5592	100,000.00	Wire
1/15/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/15/2021	Christopher & Banks Inc.	******5592	12,495.00	Wire
1/15/2021	Christopher & Banks Inc.	******5592	11,030.50	Wire
1/15/2021	Christopher & Banks Corporation	******7918	2,946.77	Wire
1/19/2021	Christopher & Banks Inc.	******5592	1,693,622.06	Wire
1/19/2021	Christopher & Banks Inc.	******5592	399,670.52	Wire
1/19/2021	Christopher & Banks Inc.	******5592	15,188.13	Wire
1/20/2021	Christopher & Banks Corporation	******7918	275,000.00	Wire
1/20/2021	Christopher & Banks Inc.	******5592	29,610.00	Wire
1/20/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/20/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/20/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/20/2021	Christopher & Banks Corporation	******7918	3,589.93	Wire
1/20/2021	Christopher & Banks Corporation	******7918	2,737.00	Wire
1/20/2021	Christopher & Banks Corporation	******7918	1,343.68	Wire
1/21/2021	Christopher & Banks Company	******8979	191,977.92	Wire
1/21/2021	Christopher & Banks Corporation	******7918	111,621.16	Wire
1/21/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/21/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/21/2021	Christopher & Banks Inc.	******5592	11,030.50	Wire
1/22/2021	Christopher & Banks Inc.	******5592	399,670.52	Wire
1/22/2021	Christopher & Banks Inc.	******5592	69,048.71	Wire
1/22/2021	Christopher & Banks Inc.	******5592	25,000.00	Wire
1/22/2021	Christopher & Banks Corporation	******7918	25,000.00	Wire
1/22/2021	Christopher & Banks Inc.	******5592	12,495.00	Wire
1/22/2021	Christopher & Banks Company	******8979	11,973.00	Wire
1/22/2021	Christopher & Banks Corporation	******7918	9,126.48	Wire
1/22/2021	Christopher & Banks Corporation	******7918	6,567.03	Wire
1/22/2021	Christopher & Banks Inc.	******5592	1,551.62	Wire
1/22/2021	Christopher & Banks Inc.	******5592	919.93	Wire
1/22/2021	Christopher & Banks Inc.	******5592	203.77	Wire
1/25/2021	Christopher & Banks Inc.	******5592	5,000.00	Wire
1/26/2021	Christopher & Banks Company	******8979	68,790.35	Wire
1/26/2021	Christopher & Banks Company	******8979	55,752.74	Wire
1/26/2021	Christopher & Banks Company	******8979	48,631.58	Wire
1/26/2021	Christopher & Banks Company	******8979	39,796.54	Wire
1/26/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/26/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/26/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/26/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/26/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/26/2021	Christopher & Banks Company	******8979	13,600.69	Wire
1/26/2021	Christopher & Banks Company	******8979	7,921.28	Wire
1/26/2021	Christopher & Banks Inc.	******5592	5,000.00	Wire
1/26/2021	Christopher & Banks Corporation	******7918	4,389.10	Wire
1/26/2021	Christopher & Banks Corporation	******7918	971.83	Wire
1/27/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/28/2021	Christopher & Banks Corporation	******7918	88,782.36	Wire
1/28/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/28/2021	Christopher & Banks Inc.	******5592	11,030.50	Wire

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******5592	399,670.52	Wire
1/29/2021	Christopher & Banks Corporation	******7918	266,542.05	Wire
1/29/2021	Christopher & Banks Corporation	******7918	142,402.11	Wire
1/29/2021	Christopher & Banks Corporation	******7918	25,000.00	Wire
1/29/2021	Christopher & Banks Inc.	******5592	17,539.11	Wire
1/29/2021	Christopher & Banks Inc.	******5592	15,000.00	Wire
1/29/2021	Christopher & Banks Corporation	******7918	10,614.31	Wire
1/21/2021	Christopher & Banks Inc.	******2139	12.50	Check
1/21/2021	Christopher & Banks Inc.	******2139	32.10	Check
1/21/2021	Christopher & Banks Inc.	******2139	1,200.64	Check
1/21/2021	Christopher & Banks Inc.	******2139	216.00	Check
1/21/2021	Christopher & Banks Inc.	******2139	265.44	Check
1/21/2021	Christopher & Banks Inc.	******2139	75.00	Check
1/21/2021	Christopher & Banks Company	******5782	193.85	Check
1/21/2021	Christopher & Banks Corporation	******7918	9,260.00	Check
1/21/2021	Christopher & Banks Inc.	******2139	234.00	Check
1/21/2021	Christopher & Banks Inc.	******2139	448.27	Check
1/21/2021	Christopher & Banks Corporation	******7918	51.46	Check
1/21/2021	Christopher & Banks Inc.	******2139	634.40	Check
1/21/2021	Christopher & Banks Inc.	******2139	510.01	Check
1/21/2021	Christopher & Banks Company	******5782	80.00	Check
1/21/2021	Christopher & Banks Corporation	******7918	54.11	Check
1/21/2021	Christopher & Banks Inc.	******2139	11.63	Check
1/21/2021	Christopher & Banks Corporation	******7918	210.00	Check
1/21/2021	Christopher & Banks Corporation	******7918	10,312.50	Check
1/21/2021	Christopher & Banks Inc.	******2139	16.26	Check
1/21/2021	Christopher & Banks Inc.	******2139	9.66	Check
1/21/2021	Christopher & Banks Inc.	******2139	22.12	Check
1/21/2021	Christopher & Banks Inc.	******2139	23.82	Check
1/21/2021	Christopher & Banks Inc.	******2139	22.53	Check
1/21/2021	Christopher & Banks Inc.	******2139	7.73	Check
1/21/2021	Christopher & Banks Inc.	******2139	25.32	Check
1/21/2021	Christopher & Banks Inc.	******2139	74.06	Check
1/21/2021	Christopher & Banks Inc.	******2139	25.10	Check
1/21/2021	Christopher & Banks Inc.	******2139	29.97	Check
1/21/2021	Christopher & Banks Inc.	******2139	10.00	Check
1/21/2021	Christopher & Banks Inc.	******2139	45.41	Check
1/21/2021	Christopher & Banks Inc.	******2139	72.01	Check
1/21/2021	Christopher & Banks Inc.	******2139	45.90	Check
1/21/2021	Christopher & Banks Inc.	******2139	266.57	Check
1/21/2021	Christopher & Banks Inc.	******2139	8.97	Check
1/21/2021	Christopher & Banks Inc.	******2139	23.38	Check
1/21/2021	Christopher & Banks Inc.	******2139	32.40	Check
1/21/2021	Christopher & Banks Inc.	******2139	13.59	Check
1/21/2021	Christopher & Banks Inc.	******2139	17.67	Check
1/21/2021	Christopher & Banks Inc.	******2139	19.38	Check
1/21/2021	Christopher & Banks Inc.	******2139	7.73	Check
1/21/2021	Christopher & Banks Inc.	******2139	21.29	Check
1/21/2021	Christopher & Banks Inc.	******2139	21.37	Check
1/21/2021	Christopher & Banks Inc.	******2139	29.97	Check
1/21/2021	Christopher & Banks Inc.	******2139	33.88	Check
1/21/2021	Christopher & Banks Inc.	******2139	7.05	Check
1/21/2021	Christopher & Banks Inc.	******2139	6.99	Check
1/21/2021	Christopher & Banks Inc.	******2139	11.74	Check
1/21/2021	Christopher & Banks Inc.	******2139	35.93	Check
1/21/2021	Christopher & Banks Inc.	******2139	63.99	Check
1/21/2021	Christopher & Banks Inc.	******2139	163.43	Check
1/21/2021	Christopher & Banks Inc.	******2139	21.62	Check
1/21/2021	Christopher & Banks Inc.	******2139	24.87	Check
1/21/2021	Christopher & Banks Inc.	******2139	8.12	Check

Date	Debtor	Account #	Amount	Type
1/21/2021	Christopher & Banks Inc.	******2139	960.51	Check
1/28/2021	Christopher & Banks Inc.	******2139	659.04	Check
1/28/2021	Christopher & Banks Inc.	******2139	150.03	Check
1/28/2021	Christopher & Banks Inc.	******2139	400.00	Check
1/28/2021	Christopher & Banks Inc.	******2139	86.19	Check
1/28/2021	Christopher & Banks Inc.	******2139	377.09	Check
1/28/2021	Christopher & Banks Inc.	******2139	234.60	Check
1/28/2021	Christopher & Banks Inc.	******2139	1,573.90	Check
1/28/2021	Christopher & Banks Inc.	******2139	194.23	Check
1/28/2021	Christopher & Banks Inc.	******2139	1,112.32	Check
1/28/2021	Christopher & Banks Inc.	******2139	5.24	Check
1/28/2021	Christopher & Banks Inc.	******2139	440.00	Check
1/28/2021	Christopher & Banks Company	******5782	3,545.78	Check
1/28/2021	Christopher & Banks Inc.	******2139	500.00	Check
1/28/2021	Christopher & Banks Inc.	******2139	240.00	Check
1/28/2021	Christopher & Banks Inc.	******2139	1,904.36	Check
1/28/2021	Christopher & Banks Inc.	******2139	234.37	Check
1/28/2021	Christopher & Banks Corporation	******7918	384.97	Check
1/28/2021	Christopher & Banks Inc.	******2139	93.96	Check
1/28/2021	Christopher & Banks Inc.	******2139	3,562.12	Check
1/28/2021	Christopher & Banks Inc.	******2139	1,541.96	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,748.51	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,373.03	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,960.13	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,528.76	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,074.68	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,762.87	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,877.45	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,066.55	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,746.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,923.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,688.37	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,955.27	Check
1/29/2021	Christopher & Banks Inc.	******2139	414.37	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,217.39	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,625.61	Check
1/29/2021	Christopher & Banks Inc.	******2139	160.17	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,916.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	28,143.10	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,554.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	26,217.91	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,976.10	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,223.90	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,412.95	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,235.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	16,913.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,225.16	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,847.93	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,208.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,100.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,858.98	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,352.49	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,122.98	Check
1/29/2021	Christopher & Banks Inc.	******2139	716.61	Check
1/29/2021	Christopher & Banks Inc.	******2139	148.73	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,708.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,912.69	Check

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******2139	10,287.25	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,573.66	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,864.52	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,454.02	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,812.21	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,450.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	17,675.20	Check
1/29/2021	Christopher & Banks Inc.	******2139	19,538.73	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,843.08	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,829.44	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,044.82	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,125.36	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,175.03	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,851.37	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,757.71	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,461.13	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,698.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,296.19	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,108.95	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,250.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,184.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	30.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,193.99	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,012.62	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,216.95	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,375.76	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,451.31	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,934.92	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,516.43	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,483.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,803.58	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,411.85	Check
1/29/2021	Christopher & Banks Inc.	******2139	77.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,344.53	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,083.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,536.18	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,860.90	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,658.85	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,496.53	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,275.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,529.97	Check
1/29/2021	Christopher & Banks Inc.	******2139	260.88	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,821.18	Check
1/29/2021	Christopher & Banks Inc.	******2139	16,969.23	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,850.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,436.77	Check
1/29/2021	Christopher & Banks Inc.	******2139	20,623.32	Check
1/29/2021	Christopher & Banks Inc.	******2139	62.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,168.17	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,897.16	Check
1/29/2021	Christopher & Banks Inc.	******2139	20,139.05	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,231.77	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,520.04	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,414.40	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,880.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,006.28	Check

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******2139	22,381.07	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,733.52	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	285.98	Check
1/29/2021	Christopher & Banks Inc.	******2139	26,491.54	Check
1/29/2021	Christopher & Banks Inc.	******2139	18,776.37	Check
1/29/2021	Christopher & Banks Inc.	******2139	17,336.29	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,022.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,717.79	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,151.15	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,565.19	Check
1/29/2021	Christopher & Banks Inc.	******2139	768.99	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,594.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,065.22	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,379.11	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,442.54	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,500.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,200.32	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,316.86	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,745.21	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,478.70	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,298.49	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,811.99	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,517.41	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,679.87	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,226.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	229.45	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,593.60	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,105.79	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,554.17	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,194.15	Check
1/29/2021	Christopher & Banks Inc.	******2139	919.15	Check
1/29/2021	Christopher & Banks Inc.	******2139	850.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,423.35	Check
1/29/2021	Christopher & Banks Inc.	******2139	25,549.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,175.12	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,708.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,823.23	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,132.78	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,202.68	Check
1/29/2021	Christopher & Banks Inc.	******2139	28,981.38	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,425.87	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,323.11	Check
1/29/2021	Christopher & Banks Inc.	******2139	560.28	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,583.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,006.96	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,579.85	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,570.07	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,520.60	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,749.38	Check
1/29/2021	Christopher & Banks Inc.	******2139	50.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,952.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,083.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,081.28	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,933.23	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,712.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,619.81	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,474.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,689.24	Check

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******2139	9,116.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,310.31	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,562.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,516.72	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,023.99	Check
1/29/2021	Christopher & Banks Inc.	******2139	139.40	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,391.69	Check
1/29/2021	Christopher & Banks Inc.	******2139	298.19	Check
1/29/2021	Christopher & Banks Inc.	******2139	16,831.49	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,997.02	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,875.77	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,217.48	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,830.04	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,570.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,018.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,434.91	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,153.61	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,128.56	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,982.79	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,670.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	674.81	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,833.34	Check
1/29/2021	Christopher & Banks Inc.	******2139	17,199.66	Check
1/29/2021	Christopher & Banks Inc.	******2139	83.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,572.83	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,320.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,088.29	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,040.22	Check
1/29/2021	Christopher & Banks Inc.	******2139	19,010.71	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,011.35	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,274.04	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,750.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,433.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	138.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,445.75	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,017.73	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,909.30	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,891.94	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,485.87	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,541.46	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	17,029.32	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,563.56	Check
1/29/2021	Christopher & Banks Inc.	******2139	20,977.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,330.06	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,632.53	Check
1/29/2021	Christopher & Banks Inc.	******2139	210.80	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,059.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,210.17	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,666.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,700.55	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,870.93	Check
1/29/2021	Christopher & Banks Inc.	******2139	195.35	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,500.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,833.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,742.75	Check
1/29/2021	Christopher & Banks Inc.	******2139	24,362.26	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,432.11	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,735.43	Check

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******2139	833.84	Check
1/29/2021	Christopher & Banks Inc.	******2139	647.76	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,189.32	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,498.68	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,280.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	30.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,260.24	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,249.41	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,141.16	Check
1/29/2021	Christopher & Banks Inc.	******2139	19,167.75	Check
1/29/2021	Christopher & Banks Inc.	******2139	18,387.01	Check
1/29/2021	Christopher & Banks Inc.	******2139	790.86	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,729.22	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,755.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,109.05	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,511.66	Check
1/29/2021	Christopher & Banks Inc.	******2139	16,053.76	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,397.72	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,122.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,976.90	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,250.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,666.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,657.18	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,932.38	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,817.19	Check
1/29/2021	Christopher & Banks Inc.	******2139	831.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,845.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	751.75	Check
1/29/2021	Christopher & Banks Inc.	******2139	28.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,596.66	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,032.35	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,666.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,128.40	Check
1/29/2021	Christopher & Banks Inc.	******2139	430.47	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,188.34	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,069.86	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,103.81	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,165.87	Check
1/29/2021	Christopher & Banks Inc.	******2139	332.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,172.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,500.18	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,265.54	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,566.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	406.92	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,408.33	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,225.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	16,967.21	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,476.27	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,285.13	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,939.81	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,900.80	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,370.69	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,115.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,130.24	Check
1/29/2021	Christopher & Banks Inc.	******2139	268.60	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,347.89	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,097.74	Check
1/29/2021	Christopher & Banks Inc.	******2139	20.00	Check

Date	Debtor	Account #	Amount	Type
1/29/2021	Christopher & Banks Inc.	******2139	12,865.09	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,247.13	Check
1/29/2021	Christopher & Banks Inc.	******2139	995.42	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,875.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,341.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,584.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	9,332.61	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,927.43	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,894.35	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,178.73	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,688.74	Check
1/29/2021	Christopher & Banks Inc.	******2139	28.17	Check
1/29/2021	Christopher & Banks Inc.	******2139	827.41	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,657.86	Check
1/29/2021	Christopher & Banks Inc.	******2139	18,776.80	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,883.88	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,522.11	Check
1/29/2021	Christopher & Banks Inc.	******2139	304.53	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,405.48	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,751.02	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,542.76	Check
1/29/2021	Christopher & Banks Inc.	******2139	937.63	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,628.84	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,124.94	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,569.77	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,300.54	Check
1/29/2021	Christopher & Banks Inc.	******2139	11,755.86	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,899.18	Check
1/29/2021	Christopher & Banks Inc.	******2139	10,599.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,039.55	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,630.80	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,666.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,050.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	14,336.74	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,932.95	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,297.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	12,981.60	Check
1/29/2021	Christopher & Banks Inc.	******2139	700.63	Check
1/29/2021	Christopher & Banks Inc.	******2139	7,740.43	Check
1/29/2021	Christopher & Banks Inc.	******2139	2,048.50	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,874.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,366.98	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,076.80	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,649.65	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,774.47	Check
1/29/2021	Christopher & Banks Inc.	******2139	18,051.27	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,989.79	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,000.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,250.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,867.46	Check
1/29/2021	Christopher & Banks Inc.	******2139	8,007.56	Check
1/29/2021	Christopher & Banks Inc.	******2139	15,234.43	Check
1/29/2021	Christopher & Banks Inc.	******2139	1,146.22	Check
1/29/2021	Christopher & Banks Inc.	******2139	611.22	Check
1/29/2021	Christopher & Banks Inc.	******2139	13,789.90	Check
1/29/2021	Christopher & Banks Inc.	******2139	4,061.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	3,541.67	Check
1/29/2021	Christopher & Banks Inc.	******2139	5,390.36	Check
1/29/2021	Christopher & Banks Inc.	******2139	6,840.00	Check
1/29/2021	Christopher & Banks Inc.	******2139	48.31	Check

Date	Debtor	Account #	Amount	Type
1/15/2021	Christopher & Banks Inc.	******7926	75.56	EFT
1/20/2021	Christopher & Banks Inc.	******7926	1,297,738.06	EFT
1/21/2021	Christopher & Banks Inc.	******7926	2,814.16	EFT
1/22/2021	Christopher & Banks Inc.	******7926	258.58	EFT
1/25/2021	Christopher & Banks Inc.	******7926	655.38	EFT
1/29/2021	Christopher & Banks Inc.	******7926	2,542.56	EFT
1/14/2021	Christopher & Banks Company	******6251	167,830.51	EFT
1/20/2021	Christopher & Banks Company	******7807	119,401.72	EFT
1/21/2021	Christopher & Banks Company	******6251	610,816.57	EFT
1/20/2021	Christopher & Banks Corporation	******7897	126,802.63	EFT
1/14/2021	Christopher & Banks Company	******0850	337,919.67	EFT
1/19/2021	Christopher & Banks Company	******0850	4,457,774.12	EFT
1/22/2021	Christopher & Banks Company	******0850	4,889,078.37	EFT
1/25/2021	Christopher & Banks Company	******0850	1,248,082.73	EFT
1/26/2021	Christopher & Banks Company	******0850	3,287,844.18	EFT
1/27/2021	Christopher & Banks Company	******0850	1,076,672.02	EFT
1/28/2021	Christopher & Banks Company	******0850	1,767,565.70	EFT
1/29/2021	Christopher & Banks Company	******0850	871,073.63	EFT
1/14/2021	Christopher & Banks Inc.	******1108	112,581.68	EFT
1/19/2021	Christopher & Banks Inc.	******1108	55,910.21	EFT
1/22/2021	Christopher & Banks Inc.	******1108	334,880.71	EFT
1/25/2021	Christopher & Banks Inc.	******1108	731,815.77	EFT
1/26/2021	Christopher & Banks Inc.	******1108	134,889.16	EFT
1/27/2021	Christopher & Banks Inc.	******1108	124,804.01	EFT
1/28/2021	Christopher & Banks Inc.	******1108	32,862.02	EFT
1/29/2021	Christopher & Banks Inc.	******1108	3,481.76	EFT

CHRISTOPHER & BANKS CORPORATION, et al. DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliation (unaudited, in $s)

For period from January 14, 2020 to January 30, 2020

Debtor	Name of institution (bank or brokerage firm)	Type of account	Account number (last 4 digits)	Current value of debtor's interest
Christopher & Banks Company	Wells Fargo Bank, N.A.	Collateral Account	******0850	918,846.40
Christopher & Banks Inc.	Wells Fargo Bank, N.A.	Medical Claims Account	******1809	-
Christopher & Banks Inc.	Wells Fargo Bank, N.A.	Controlled Disbursement Account	******2139	-
Christopher & Banks Corporation	Wells Fargo Bank, N.A.	PPP Account	******3891	-
Christopher & Banks Inc.	Wells Fargo Bank, N.A.	Operating Account	******5592	-
Christopher & Banks Company	Wells Fargo Bank, N.A.	Disbursement Account	******5782	-
Christopher & Banks Company	Wells Fargo Bank, N.A.	Payroll Tax Account	******6251	-
Christopher & Banks Corporation	Wells Fargo Bank, N.A.	Term Loan Priority Account	******7511	-
Christopher & Banks Company	Wells Fargo Bank, N.A.	Payroll Account	******7807	-
Christopher & Banks Corporation	Wells Fargo Bank, N.A.	Payroll Account	******7897	-
Christopher & Banks Corporation	Wells Fargo Bank, N.A.	Operating Account	******7918	-
Christopher & Banks Inc.	Wells Fargo Bank, N.A.	Payroll Account	******7926	-
Christopher & Banks Company	Wells Fargo Bank, N.A.	Master Funding Account	******8979	5,280,964.40
Christopher & Banks Inc.	Arvest Bank	Store Depository Account – Consolidated	****9399	11,185.07
Christopher & Banks Inc.	Bank of America	Store Depository Account – Consolidated	******3395	12,196.83
Christopher & Banks Inc.	Branch Banking and Trust Company (BB&T)	Store Depository Account – Consolidated	*********8577	14,535.55
Christopher & Banks Inc.	Commerce Bank	Store Depository Account – Consolidated	*****6797	19,796.12
Christopher & Banks Inc.	Fifth Third Bank	Store Depository Account – Consolidated	******3096	48,768.78
Christopher & Banks Inc.	JPMorgan Chase Bank, N.A.	Store Depository Account – Consolidated	*****1937	21,804.63
Christopher & Banks Inc.	KeyBank	Store Depository Account – Consolidated	********2610	31,872.17
Christopher & Banks Inc.	M&T Bank Corporation	Store Depository Account – Consolidated	******6907	13,448.87
Christopher & Banks Inc.	PNC Bank	Store Depository Account – Consolidated	******0575	12,960.07
Christopher & Banks Inc.	Regions Bank	Store Depository Account – Consolidated	******4810	14,468.04
Christopher & Banks Inc.	U.S. Bank	Store Depository Account – Consolidated	*-***-****-0186	20,148.88
Christopher & Banks Inc.	Wells Fargo Bank, N.A.	Store Depository Account – Consolidated	******1108	663,778.29
Christopher & Banks Inc.	All America Bank	Store Depository Account – Store #3210 (Oklahoma City, OK)	*******4289	3,596.02
Christopher & Banks Inc.	Badger Bank	Store Depository Account – Store #3221 (Johnson Creek, WI)	***429	4,145.78
Christopher & Banks Inc.	Bank of the West	Store Depository Account – Store #4209 (Decorah, IA)	*****4177	4,701.35
Christopher & Banks Inc.	Bank of Wisconsin Dells	Store Depository Account – Store #3208 (Baraboo, WI)	***089	3,733.64
Christopher & Banks Inc.	BMO Harris Bank	Store Depository Account – Store #4318 (Marshfield, WI)	******7758	3,159.19
Christopher & Banks Inc.	BMO Harris Bank	Store Depository Account – Store #4022 (Plover, WI)	******9029	6,242.11
Christopher & Banks Inc.	Branson Bank	Store Depository Account – Store #3206 (Branson, MO)	***452	6,455.52
Christopher & Banks Inc.	CenterState Bank	Store Depository Account – Store #3271 (St. Augustine, FL)	****799	2,918.95
Christopher & Banks Inc.	Chemung Canal Trust Co.	Store Depository Account – Store #4289 (Horseheads, NY)	*****0866	3,287.71
Christopher & Banks Inc.	CIBM Bank	Store Depository Account – Store #4065 (Danville, IL)	***2333	3,285.30
Christopher & Banks Inc.	Citizens Bank	Store Depository Account – Store #4069 (Victor, NY)	******2632	3,676.80
Christopher & Banks Inc.	Citizens Bank	Store Depository Account – Store #3270 (Westbrook, CT)	******9501	3,054.81
Christopher & Banks Inc.	City National Bank	Store Depository Account – Store #4015 (Mt. Hope, WV)	******1615	5,289.87
Christopher & Banks Inc.	Commercial Savings Bank	Store Depository Account – Store #4127 (Carroll, IA)	***922	3,766.62
Christopher & Banks Inc.	Commonwealth Bank & Trust Company	Store Depository Account – Store #3241 (Simpsonville, KY)	***2743	5,189.96
Christopher & Banks Inc.	Coreplus Credit Union	Store Depository Account – Store #3306 (Mashantucket, CT)	***519	3,894.76
Christopher & Banks Inc.	County Bank	Store Depository Account – Store #3212 (Williamsburg, IA)	**5292	4,384.10
Christopher & Banks Inc.	Equity Bank	Store Depository Account – Store #4291 (Liberal, KS)	***155	5,312.32
Christopher & Banks Inc.	F&M Bank and Trust Co.	Store Depository Account – Store #4130 (West Burlington, IA)	****109	3,561.83
Christopher & Banks Inc.	First Bankers Trust Co.	Store Depository Account – Store #4400 (Quincy, IL)	**578	5,684.26
Christopher & Banks Inc.	First Financial Bank	Store Depository Account – Store #3207 (Edinburgh, IN)	******7829	3,973.08
Christopher & Banks Inc.	First Horizon	Store Depository Account – Store #3253 (Pigeon Forge, TN)	*****5002	5,474.32
Christopher & Banks Inc.	First National Bank	Store Depository Account – Store #4148 (Johnstown, PA)	****1391	4,923.00
Christopher & Banks Inc.	First National Bank and Trust Company	Store Depository Account – Store #4037 (Iron Mountain, MI)	***922	3,851.01
Christopher & Banks Inc.	First State Bank of Red Wing	Store Depository Account – Store #3229 (Medford, MN)	***251	5,680.16
Christopher & Banks Inc.	Five Star Bank	Store Depository Account – Store #3237 (Waterloo, NY)	*****6657	3,569.20
Christopher & Banks Inc.	Flagstar Bank, FSB	Store Depository Account – Store #4276 (Brighton, MI)	*****6306	3,418.49
Christopher & Banks Inc.	Flagstar Bank, FSB	Store Depository Account – Store #4314 (Escanaba, MI)	*****8961	4,076.42
Christopher & Banks Inc.	Flagstar Bank, FSB	Store Depository Account – Store #4085 (Fort Wayne, IN)	*****8987	6,261.48
Christopher & Banks Inc.	Flagstar Bank, FSB	Store Depository Account – Store #3250 (Fremont, IN)	*****9068	4,098.70
Christopher & Banks Inc.	Glens Falls National Bank & Trust Co.	Store Depository Account – Store #3242 (Lake George, NY)	****1762	3,970.96
Christopher & Banks Inc.	Hawthorn Bank	Store Depository Account – Store #4263 (Jefferson City, MO)	*********6935	3,429.52
Christopher & Banks Inc.	Hometown National Bank	Store Depository Account – Store #4101 (Peru, IL)	********8901	3,200.41
Christopher & Banks Inc.	Huntington National Bank	Store Depository Account – Store #4302 (Monaca, PA)	*******3057	3,624.34
Christopher & Banks Inc.	Huntington National Bank	Store Depository Account – Store #4397 (Springfield, OH)	*******8099	5,481.80
Christopher & Banks Inc.	Huntington National Bank	Store Depository Account – Store #3219 (Burbank, OH)	*******8235	4,747.53
Christopher & Banks Inc.	Huntington National Bank	Store Depository Account – Store #4422 (Fairfield Township, OH)	******7776	3,255.95
Christopher & Banks Inc.	Midland States Bank	Store Depository Account – Store #4205 (Effingham, IL)	******3641	4,769.37
Christopher & Banks Inc.	NBT Bank	Store Depository Account – Store #3254 (Essex Junction, VT)	******1701	3,083.22
Christopher & Banks Inc.	Neighborhood National Bank	Store Depository Account – Store #3209 (North Branch, MN)	******5101	4,418.71
Christopher & Banks Inc.	Northway Bank	Store Depository Account – Store #3268 (North Conway, NH)	****977	3,800.91
Christopher & Banks Inc.	Northway Bank	Store Depository Account – Store #3235 (Tilton, NH)	****347	3,884.27
Christopher & Banks Inc.	Orrstown Bank (formerly First Community Bank)	Store Depository Account – Store #4110 (Chambersburg, PA)	***0461	4,244.03
Christopher & Banks Inc.	Orrstown Bank (formerly First Community Bank)	Store Depository Account – Store #4176 (Bluefield, WV)	***9391	3,399.84
Christopher & Banks Inc.	Park National Bank	Store Depository Account – Store #3203 (Jeffersonville, OH)	*********1086	4,219.89
Christopher & Banks Inc.	People’s United Bank	Store Depository Account – Store #4347 (South Burlington, VT)	******3157	3,449.73
Christopher & Banks Inc.	Pinnacle Bank	Store Depository Account – Store #3284 (Gretna, NE)	******7586	3,350.93
Christopher & Banks Inc.	South State Bank	Store Depository Account – Store #3278 (Commerce, GA)	*********5048	3,577.95
Christopher & Banks Inc.	Sunflower Bank	Store Depository Account – Store #192/912 (Salina, KS)	******6360	9,024.28
Christopher & Banks Inc.	TNB Bank	Store Depository Account – Store #3213 (Tuscola, IL)	***73	3,645.85
Christopher & Banks Inc.	Trustco Bank	Store Depository Account – Store #4321 (Schenectady, NY)	****9984	3,287.17
Christopher & Banks Inc.	United Bank	Store Depository Account – Store #4333 (Vienna, WV)	******7413	4,103.80
Christopher & Banks Inc.	United Bank	Store Depository Account – Store #406/900 (Charleston, WV)	*****6600	6,063.55
Christopher & Banks Inc.	Webster Bank	Store Depository Account – Store #4123 (South Windsor, CT)	***0253	3,837.70
Christopher & Banks Inc.	WesBanco	Store Depository Account – Store #4395 (Barboursville, WV)	*****0036	4,204.62
Christopher & Banks Inc.	WesBanco Bank, Inc.	Store Depository Account – Store #4158 (Morgantown, WV)	******6225	3,618.41
Christopher & Banks Inc.	Wilson Bank & Trust	Store Depository Account – Store #3215 (Lebanon, TN)	***681	5,270.26
Christopher & Banks Inc.	Citizens National Bank	Store Depository Account - Store #4348 (Somerset, KY)	****1025	4,159.53

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)
For period from January 14, 2020 to January 30, 2020

Retained Professionals	Role	Current Month Disbursements[1]	Cumulative Disbursements[1]
Cole Schotz	Debtor Counsel	-	-
Berkeley Research Group	Debtor Financial Advisor	-	-
B. Riley Securities	Debtor Investment Banker	-	-
Omni Agent Solutions	Noticing Agent	-	-
Hilco Merchant Resources	Debtor Liquidator	542	542
Debttor Special Corporate and
Dorsey & Whitney		-	-
Securities Counsel
FTI Consulting	UCC Financial Advisor	-	-
Pachulski Stang Ziehl & Jones	UCC Counsel	-	-
Kelley Drye & Warren	UCC Co-Counsel	-	-
Total		$542	$542

1Disbursements exclude amounts funded to professional fee escrow account

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Consolidated Statement of Operations

January 14, 2021 through January 30, 2021

Unaudited

Jan 14, 2021 thru Jan
30, 2021
Net sales	$27,721,395
Merchandise costs	10,888,206
Merchandise margin	16,833,188
Occupancy	2,168,115
eCommerce COGS	1,150,273
Freight (excl eCom)	592,920
Other COGS	120,819
Cost of goods sold	14,920,333
Gross profit	12,801,062

Store payroll and related	2,175,930
Store operations	435,556
Corporate	770,607
Medical	252,863
Marketing	269,855
eCommerce SG&A	539,106
Professional services	1,281,829
IT	124,631
Travel	5,336
Insurance and taxes	134,013
Leased vehicles	15,097
Recruiting & training	561
Other SG&A	(203,742)
Selling, general & admin	5,801,642
Depreciation and amortization	342,588
Impairment of store assets	-
Operating income (loss)	6,656,832
Interest expense, net	20,198
Other income (expense)	-
Income (loss) before taxes	6,636,634
Income tax provision (benefit)	-
Net income (loss)	$6,636,634

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Consolidated Balance Sheet

January 30, 2021

Unaudited

January 30, 2021
ASSETS
Current Assets
Cash and Cash Equivalents	$5,421,061
Cash Collateral Held by Lenders	6,136,563
Accounts Receivable	3,789,400
Merchandise Inventories	14,825,244
Prepaid Expenses	3,308,236
Prepaid Income Taxes	142,278
Other Current Assets	956,891
Total Current Assets	34,579,673
Property, Equipment and Improvements
Corp Office, DC and Related Bldg Improvements	1,368,273
Store Leasehold Improvements	52,825,541
Store Furniture and Fixtures	72,618,098
POS Hardware and Software	2,796,446
Corp Office, DC Furniture, Fixtures and Equip	5,222,684
Computer Equipment and Software	30,597,705
Construction in Process	17,429
Less Accum Depreciation and Amort	(147,202,279)
Net Property, Equipment and Improvements	18,243,897
Right of Use Assets	89,679,880
Other Assets
Deferred Tax Asset	613,438
Other Long-Term Assets	3,756,040
Total Other Assets	4,369,478
Total Assets	$146,872,928
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$39,091,941
Accrued Liabilities	18,151,621
Short Term Debt	10,393,362
Income Taxes Payable	37,893
Short Term Lease Liabilities	21,140,554
Total Current Liabilities	88,815,371
Other Liabilities
Deferred Taxes	196,456
Noncurrent Lease Liabilities	84,097,883
Long-Term Debt	10,000,000
Other Long-Term Liabilities	3,464,564
Total Other Liabilities	97,758,903
Stockholders' Equity
Common Stock	453,545
Additional Paid in Capital	130,016,617
Common Stock held in Treassury, at Cost	(112,874,591)
Retained Earnings (deficit)	(57,296,917)
Total Stockholders' Equity	(39,701,346)
Total Liabilities and Stockholders' Equity	$146,872,928

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Taxes (unaudited, in Thousands)

The Debtors continue to file post-petition tax returns and pay post-petition taxes in the ordinary course of business. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Summary of Unpaid Post Petition Debts(unaudited, in Thousands)

The Debtors continue to pay post-petition debts in the ordinary course of business1. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition debts.

[1]	Pursuant to the Debtors’ cash collateral order and related budget, stub rent remained unpaid as of January 30, 2021 and was paid during the month of February 2021

CHRISTOPHER & BANKS CORPORATION, et al.
DEBTORS AND DEBTORS IN POSSESSION

TRADE RECEIVABLES AGING

Accounts Receivable Aging	Amount January 30, 2021
0 - 30 days old	3,358,143
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	3,358,143
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	3,358,143

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Commercial Checking Account
Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 1 of 10

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
CHRISTOPHER AND BANKS COMPANY	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
DEBTOR IN POSSESSION
CH 11 CASE 21-10269-ABA	Online:	wellsfargo.com
2400 XENIUM LN N	Write:	Wells Fargo Bank, N.A. (300)
PLYMOUTH MN 55441-3626		Minneapolis Wholesale
PO Box 63020
San Francisco, CA 94163

Account summary

Commercial Checking Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
0850	$75,312.66	$25,149,487.54	-$24,305,953.80	$918,846.40

Credits
Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	01/04	54,899.68
	01/04	51,772.43
	01/04	33,018.63
	01/04	24,884.25
	01/04	170,503.20

	01/04	159,928.90

	01/04	122,307.99

	01/04	121,676.73

	01/04	115,766.91

	01/04	98,564.91

	01/04	85,467.24

	01/04	73,365.83

	01/04	18,095.98
	01/04	13,896.57
	01/04	12,983.01
	01/04	174,122.77

(300)
Sheet Seq = 0048884
Sheet 00001 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 2 of 10

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/04	144,541.72
	01/05	67,727.53
	01/05	75,408.50

	01/05	74,753.17

	01/05	8,412.93
	01/05	148,043.45
	01/05	147,884.56
	01/06	69,143.54
	01/06	68,048.57

	01/06	63,896.24

	01/06	10,690.84
	01/06	379,242.52
	01/06	120,685.04
	01/06	89,021.08
	01/06	78,683.73
	01/06	62,654.88
	01/07	90,042.70
	01/07	76,566.84

	01/07	60,987.99

	01/07	12,172.62
	01/07	155,654.21
	01/07	71,018.46
	01/08	74,860.73
	01/08	73,951.43

	01/08	56,775.30

	01/08	12,416.46
	01/08	197,616.75
	01/08	90,620.75
	01/11	70,571.49
	01/11	57,601.87
	01/11	21,834.65
	01/11	13.64
	01/11	162,492.54

	01/11	142,142.33

	01/11	91,810.35

Sheet Seq = 0048885
Sheet 00002 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 3 of 10

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/11	87,157.28

	01/11	77,766.36

	01/11	62,872.38

	01/11	19,045.62
	01/11	12,272.53
	01/11	166,879.06
	01/11	128,397.18
	01/12	58,869.31
	01/12	71,214.63

	01/12	12,130.16

	01/12	10,527.03
	01/12	141,148.07
	01/12	116,203.31
	01/13	47,390.19
	01/13	47,596.46

	01/13	10,184.29
	01/13	338,366.47
	01/13	137,548.75
	01/13	129,437.89
	01/13	124,426.48
	01/14	51,593.91
	01/14	51,041.54

	01/14	14,113.64

	01/14	8,058.92
	01/14	119,749.58
	01/14	99,515.72
	01/15	49,693.95
	01/15	70,813.79

	01/15	50,164.23

	01/15	11,275.67
	01/15	122,294.06
	01/15	118,051.01
	01/19	89,202.84
	01/19	68,007.01
	01/19	58,399.95
	01/19	29,179.62
	01/19	54.90

Sheet Seq = 0048886
Sheet 00003 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 4 of 10

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/19	936,839.27

	01/19	657,322.37

	01/19	519,889.20

	01/19	363,173.22

	01/19	313,717.12

	01/19	234,276.58

	01/19	164,970.73

	01/19	140,851.94

	01/19	73,531.35
	01/19	35,373.68
	01/19	14,125.20
	01/19	214,743.24
	01/19	128,758.46
	01/19	112,066.76
	01/20	66,193.81
	01/20	680,243.47

	01/20	395,969.82

	01/20	42,221.63
	01/20	133,773.80
	01/21	41,453.84
	01/21	60.80
	01/21	509,990.03

	01/21	252,067.63

	01/21	26,339.75
	01/21	651,516.33
	01/21	635,775.88
	01/21	618,589.01
	01/21	448,612.01
	01/21	297,067.72
	01/22	57,832.98
	01/22	391,269.40

	01/22	226,463.80

	01/22	21,084.43

Sheet Seq = 0048887

Sheet 00004 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 5 of 10

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/22	448,578.63
	01/22	102,853.49
	01/25	78,301.40
	01/25	34,334.57
	01/25	21,269.33
	01/25	37.74
	01/25	653,482.27

	01/25	492,828.51

	01/25	490,983.13

	01/25	437,983.01

	01/25	299,006.85

	01/25	234,700.07

	01/25	60,741.81
	01/25	27,853.31
	01/25	314,980.34
	01/25	141,341.84
	01/26	66,166.64
	01/26	230,252.75

	01/26	195,622.39

	01/26	16,487.20
	01/26	364,920.24
	01/26	203,222.80
	01/27	73,788.06
	01/27	228,869.09

	01/27	123,176.69

	01/27	16,863.17
	01/27	422,671.09
	01/27	370,758.81
	01/27	322,508.58
	01/27	208,930.21
	01/28	67,438.16
	01/28	212,109.93

	01/28	124,439.42

	01/28	19,146.91
	01/28	254,118.08

Sheet Seq = 0048888

Sheet 00005 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 6 of 10

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/28	193,821.13
	01/29	45,069.87
	01/29	285,866.30

	01/29	159,263.70

	01/29	23,097.27
	01/29	230,998.04
	01/29	174,551.22
		$25,149,487.54	Total electronic deposits/bank credits

		$25,149,487.54	Total credits

Debits
Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	01/04	1,484,805.06

	01/04	2,624.15

	01/04	2,183.92

	01/04	2,065.48

	01/04	1,511.36
	01/04	1,486.02

	01/04	1,272.63

	01/04	1,049.57

	01/04	914.55

	01/04	707.65

	01/04	272.68
	01/04	179.50
	01/04	144.04

	01/04	94.15
	01/04	26.22

	01/05	504,151.37

Sheet Seq = 0048889

Sheet 00006 of 00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 7 of 10

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	01/05	1,221.32

	01/05	643.41

	01/05	258.94
	01/06	938,773.60

	01/06	1,173.06

	01/06	585.54

	01/06	118.23
	01/07	443,382.99

	01/07	1,412.64

	01/07	597.96

	01/07	150.07
	01/08	519,439.87

	01/08	1,298.06

	01/08	547.04

	01/08	106.35
	01/08	32.07

	01/11	1,042,086.83

	01/11	54,485.79
	01/11	2,355.19

	01/11	1,643.72

	01/11	1,449.09

	01/11	1,378.86

	01/11	773.01

	01/11	597.37

	01/11	124.76
	01/11	124.40
	01/11	113.52

  Sheet Seq = 0048890

  Sheet 00007 of  00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 8 of 10

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	01/11	13.98

	01/12	419,665.39

	01/12	1,227.62

	01/12	659.53

	01/12	242.15
	01/13	844,796.95

	01/13	1,037.35

	01/13	468.64

	01/13	126.71
	01/14	337,919.67

01/14	01/15	1,325.56

01/14	01/15	516.95

01/14	01/15	80.94
01/14	01/15	26.47

	01/15	10,000.00
	01/15	1,905.35

	01/15	667.14

	01/15	400.00

	01/15	126.36
	01/19	4,457,774.12

	01/19	20,000.00
	01/19	15,694.42

	01/19	9,233.11

	01/19	6,130.66

	01/19	4,754.69

	01/19	3,722.82

  Sheet Seq = 0048891

  Sheet 00008 of  00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 9 of 10

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	01/19	2,558.87

	01/19	1,894.30
	01/19	1,741.70

	01/19	1,051.15

	01/19	631.35
	01/19	436.69
	01/19	269.63

	01/19	174.86
	01/22	4,889,078.37

	01/25	1,248,082.73

	01/26	3,287,844.18

	01/27	1,076,672.02

	01/28	1,767,565.70

	01/29	871,073.63

		24,305,953.80	Total electronic debits/bank debits
		24,305,953.80	Total debits

Daily ledger balance summary
Date	Balance	Date	Balance	Date	Balance
12/31	75,312.66	01/12	58,869.31	01/22	1,248,082.73
01/04	51,772.43	01/13	47,390.19	01/25	3,287,844.18
01/05	67,727.53	01/14	53,543.83	01/26	1,076,672.02
01/06	69,143.54	01/15	460,787.77	01/27	1,767,565.70
01/07	90,042.70	01/19	89,202.84	01/28	871,073.63
01/08	74,860.73	01/20	1,407,605.37	01/29	918,846.40
01/11	70,571.49	01/21	4,889,078.37

Average daily ledger balance	$719,066.17

IMPORTANT ACCOUNT INFORMATION

Regulation D and Wells Fargo withdrawal and transfer restrictions on all savings accounts (including money market.deposit accounts) have been discontinued.

  Sheet Seq = 0048892

  Sheet 00009 of  00010

Account number:	0850	■	January 1, 2021 - January 29, 2021	■	Page 10 of 10

The Federal Reserve Board recently removed Regulation D's six transaction limit on certain withdrawals and transfers from savings accounts (including money market deposit accounts),            and allowed banks to suspend enforcement of that limit at each bank's discretion. Your Commercial Account Agreement states that both Regulation D and Wells Fargo limit certain types of withdrawals and transfers from a savings account (or a money market deposit account) to a combined total of six per calendar month or statement cycle. This message is to advise you that these limits were removed in May 2020. We have also discontinued charging the related excess activity fees, and have ceased account conversions and account closures related to the six withdrawal or transfer limit.

While it will take a period of time to update our disclosures and other materials, the changes described above apply to your account immediately and allow you to make withdrawals and transfers, including online and mobile, from your savings account without regard to the previous limit of six transactions. If you have any questions about your account, please call the phone number at the top of your statement.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

  Sheet Seq = 0048893

  Sheet 00010 of  00010

WellsOne® Account
Account number:	8979	■	January 1, 2021 - January 29, 2021	■	Page 1 of 4

Questions?
Call your Customer Service Officer or Client Services 1-800-AT WELLS
(1-800-289-3557)
CHRISTOPHER AND BANKS COMPANY	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
DEBTOR IN POSSESSION
CH 11 CASE 21-1-269-ABA	Online:	wellsfargo.com
ACCOUNTS RESTRICTED AFTER INSTRUCTION
2400 XENIUM LN N	Write:	Wells Fargo Bank, N.A. (182)
PLYMOUTH MN 55441-3626		PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
8979	$3,341,311.58	$19,266,567.00	-$17,326,914.18	$5,280,964.40

Credits
Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	01/04	1,619,955.55

	01/07	33.18
	01/08	375,000.00

	01/11	325,000.00

	01/12	300,000.00

	01/13	3,100,000.00

	01/13	630,000.00

	01/15	32,137.50
	01/19	5,241,265.16

	01/22	1,658,343.00

	01/26	8,287.61

(182)

Sheet Seq = 0025224

Sheet 00001 of  00004

Account number:	8979	■	January 1, 2021 - January 29, 2021	■	Page 2 of 4

Electronic deposits/bank credits (continued)
Effective date	Posted date	Amount	Transaction detail

	01/28	2,553,000.00

	01/29	3,423,545.00
		$19,266,567.00	Total electronic deposits/bank credits
		$19,266,567.00	Total credits
Debits
Electronic debits/bank debits
Effective date	Posted date	Amount	Transaction detail
	01/04	47,764.26
	01/04	194.47
	01/04	18,127.89
	01/04	98,952.07
	01/05	70,834.31
	01/05	1,705,148.05
	01/05	10,676.28
	01/05	74,693.94
	01/06	169.77
	01/06	1,120.84
	01/06	171,971.29
	01/06	176,688.33
	01/06	1,455,372.59
	01/07	667,425.05
	01/07	147,963.59
	01/07	40,456.28
	01/08	3,410.00
	01/08	506,272.22
	01/08	63,572.67
	01/11	4,310.00
	01/11	20,195.82
	01/11	275,000.00
	01/11	23,586.28
	01/12	200,000.00
	01/12	44,379.63
	01/12	47,179.66
	01/13	31.15
	01/13	183,011.25
	01/13	110,854.13
	01/13	2,841,790.57
	01/13	95,817.52
	01/14	32,137.50
	01/14	167,830.51
	01/14	3,444.33

Sheet Seq = 0025225

Sheet 00002 of  00004

Account number:	8979	■	January 1, 2021 - January 29, 2021	■	Page 3 of 4

Electronic debits/bank debits (continued)
Effective date	Posted date	Amount	Transaction detail
	01/15	161,479.06
	01/15	144,075.30
	01/19	44,660.50
	01/19	2,108,352.89
	01/20	119,401.72
	01/20	409,473.24
	01/20	1,402,481.81
	01/21	191,977.92

	01/21	610,816.57
	01/21	111,621.16
	01/21	2,391.46
	01/22	11,973.00	<

	01/22	216,973.51
	01/22	514,110.02
	01/25	19,572.50
	01/25	5,115.38
	01/26	68,790.35	<

	01/26	55,752.74	<

	01/26	48,631.58	<

	01/26	39,796.54	<

	01/26	13,600.69	<

	01/26	7,921.28	<

	01/26	5,415.04
	01/26	80,308.42
	01/27	16,702.93
	01/28	88,782.36
	01/28	26,549.62
	01/29	1,054,558.47
	01/29	435,245.87
		$17,326,914.18		Total electronic debits/bank debits

		$17,326,914.18		Total debits

< Business to Business ACH :  If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.

  Sheet Seq = 0025226

  Sheet 00003 of 00004

Account number:	8979	■	January 1, 2021 - January 29, 2021	■	Page 4 of 4

Daily ledger balance summary
Date	Balance	Date	Balance	Date	Balance
12/31	3,341,311.58	01/12	85,835.02	01/22	1,262,875.56
01/04	4,796,228.44	01/13	584,330.40	01/25	1,238,187.68
01/05	2,934,875.86	01/14	380,918.06	01/26	926,258.65
01/06	1,129,553.04	01/15	107,501.20	01/27	909,555.72
01/07	273,741.30	01/19	3,195,752.97	01/28	3,347,223.74
01/08	75,486.41	01/20	1,264,396.20	01/29	5,280,964.40
01/11	77,394.31	01/21	347,589.09

	Average daily ledger balance	$1,422,132.08

IMPORTANT ACCOUNT INFORMATION

Regulation D and Wells Fargo withdrawal and transfer restrictions on all savings accounts (including money market deposit accounts) have been discontinued.

The Federal Reserve Board recently removed Regulation D's six transaction limit on certain withdrawals and transfers from savings accounts (including money market deposit accounts),          and allowed banks to suspend enforcement of that limit at each bank's discretion. Your Commercial Account Agreement states that both Regulation D and Wells Fargo limit certain types of withdrawals and transfers from a savings account (or a money market deposit account) to a combined total of six per calendar month or statement cycle. This message is to advise you that these limits were removed in May 2020. We have also discontinued charging the related excess activity fees, and have ceased account conversions and account closures related to the six withdrawal or transfer limit.

While it will take a period of time to update our disclosures and other materials, the changes described above apply to your account immediately and allow you to make withdrawals and transfers, including online and mobile, from your savings account without regard to the previous limit of six transactions. If you have any questions about your account, please call the phone number at the top of your statement.

©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.

Sheet Seq = 0025227 Sheet 00004 of 00004